Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by Adamas Trust, Inc. (the “Client”) through flow reviews and acquired by reliance letter. The Review was conducted on mortgage loans with origination dates from August 2025 through June 2026 via files imaged and provided by the Client’s designee for review. The Review included loans reviewed under the Business Purpose Scope (1,366 loans). The loans reviewed using the Business Purpose Scope are referred to as the mortgage loans.

(2) Sample size of the assets reviewed.

The final population of the Review covered 1,366 mortgage loans totaling an aggregate original principal balance of approximately $266.785 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Units	Guarantor 2 First Name	Original CLTV
Amortization Term	Guarantor 2 Last Name	Original Interest Rate
Amortization Type	Has FTHB	Original Loan Amount
Appraised Value	Index Type	Original LTV
Borrower Designation	Interest Only	Original P&I
Borrower First Name	Interest Only Period	Original PITIA
Borrower Last Name	Interest Rate Change Frequency	Original Term
Borrower Qualifying FICO	Interest Rate Initial Cap	Origination Channel
Borrower SSN	Interest Rate Life Cap	PMI Coverage %
Cash From Borrower	Interest Rate Life Floor	Prepayment Penalty Period (months)
Cash To Borrower	Interest Rate Life Min	Prepayment Terms
City	Interest Rate Periodic Cap	Property Type
Coborrower First Name	Investor: Qualifying Total Debt Ratio	Purpose
Coborrower Last Name	Lien Position	Refi Purpose
Coborrower Qualifying FICO	LTV Valuation Value	Representative FICO
Coborrower SSN	Margin	State
Contract Sales Price	Maturity Date	Street
First Interest Rate Change Date	MERS Min Number	Subject Debt Service Coverage Ratio
First Payment Date	Mortgage Type	Total Cash-out
Guarantor 1 First Name	Note Date	Zip
Guarantor 1 Last Name	Occupancy

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

BUSINESS PURPOSE SCOPE

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.

▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.

▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.

▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.

▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.

▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).

▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.

▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.

▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.

▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.

▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.

▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

▪	Reviewing and calculating that the DSCR and/or Property DTI conforms with applicable guidelines.

Documents reviewed include the following items (* = where applicable):

Appraisal Report	Deed of Trust / Mortgage	Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)
Appraisal Review documentation*	Environmental reports	Note
Background check	Evidence of Hazard / Liability / Flood Insurance coverage	Purchase agreement(s)*
Broker Price Opinion and market rent addendum*	Existing Leases*	Rent Roll*
Business License*	Final Form 1003 / Loan Application(s)	Second mortgage documentation*
Business P&L’s*	Final HUD-1	Title Search Documentation
Certification(s) of Business purpose of loan	Flood certificates	Verification of down payment funds/ funds to close / reserve funds*
Certification(s) of Non-Owner Occupancy and Indemnity*	Guaranty Agreement(s)*	Verification of Rent / Mortgage (VOR/VOM) payment history*
Credit Report(s)	Identification / proof of residency status

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DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit, Compliance and Property/Valuation sections, 100.00% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	1,196	87.55%
B	170	12.45%
C	0	0.00%
D	0	0.00%
Total	1,366	100.00%

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CREDIT RESULTS SUMMARY

All one thousand three hundred sixty-six (1,366) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 87.55% of the mortgage loans by number received a Credit grade of “A”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	1,196	87.55%
B	170	12.45%
C	0	0.00%
D	0	0.00%
Total	1,366	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All one thousand three hundred sixty-six (1,366) mortgage loans reviewed by AMC received a Property Grade of “A”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	1,366	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	1,366	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Guideline	138
		Credit	21
		Borrower and Mortgage Eligibility	14
		Asset	7
		Missing Document	5
		Loan Package Documentation	3
		Document Inventory	2
		Hazard Insurance	1
		Property - Appraisal	1
		Investment Product	1
		Insurance	1
		Documents	1
		Business Purpose	1
		Total Credit Grade (B) Exceptions:	196
Total Credit Exceptions:			196
Grand Total:			196

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

The 1,366 mortgage loans reviewed had 1,200 different tape discrepancies across 43 data fields (some mortgage loans had more than one data delta). The largest variances were found on Subject Debt Service Coverage Ratio, Borrower Last Name and Borrower First Name.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	23	241	9.54%	1,366
Amortization Term	37	999	3.70%	1,366
Amortization Type	0	145	0.00%	1,366
Appraised Value	0	55	0.00%	1,366
Borrower Designation	0	1	0.00%	1,366
Borrower First Name	67	204	32.84%	1,366
Borrower Last Name	180	1,337	13.46%	1,366
Borrower Qualifying FICO	53	82	64.63%	1,366
Borrower SSN	0	5	0.00%	1,366
Cash From Borrower	34	47	72.34%	1,366
Cash To Borrower	6	61	9.84%	1,366
City	19	1,362	1.40%	1,366
Coborrower First Name	0	1	0.00%	1,366
Coborrower Last Name	10	25	40.00%	1,366
Coborrower Qualifying FICO	10	25	40.00%	1,366
Coborrower SSN	0	1	0.00%	1,366
Contract Sales Price	2	6	33.33%	1,366
First Interest Rate Change Date	0	45	0.00%	1,366
First Payment Date	5	998	0.50%	1,366
Guarantor 1 First Name	25	83	30.12%	1,366
Guarantor 1 Last Name	64	625	10.24%	1,366
Guarantor 2 First Name	0	1	0.00%	1,366
Guarantor 2 Last Name	2	25	8.00%	1,366
Has FTHB	0	28	0.00%	1,366
Index Type	7	33	21.21%	1,366
Interest Only	14	167	8.38%	1,366
Interest Only Period	0	32	0.00%	1,366
Interest Rate Change Frequency	0	45	0.00%	1,366
Interest Rate Initial Cap	0	45	0.00%	1,366
Interest Rate Life Cap	0	45	0.00%	1,366
Interest Rate Life Floor	8	11	72.73%	1,366
Interest Rate Life Min	0	34	0.00%	1,366
Interest Rate Periodic Cap	0	45	0.00%	1,366
Investor: Qualifying Total Debt Ratio	1	2	50.00%	1,366
Lien Position	0	241	0.00%	1,366
LTV Valuation Value	11	98	11.22%	1,366

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Margin	0	36	0.00%	1,366
Maturity Date	6	999	0.60%	1,366
MERS Min Number	3	72	4.17%	1,366
Mortgage Type	2	28	7.14%	1,366
Note Date	43	88	48.86%	1,366
Occupancy	0	241	0.00%	1,366
Original CLTV	16	1,366	1.17%	1,366
Original Interest Rate	2	1,027	0.19%	1,366
Original Loan Amount	20	1,027	1.95%	1,366
Original LTV	20	1,332	1.50%	1,366
Original P&I	2	1,338	0.15%	1,366
Original PITIA	46	88	52.27%	1,366
Original Term	28	1,027	2.73%	1,366
Origination Channel	4	88	4.55%	1,366
PMI Coverage %	3	5	60.00%	1,366
Prepayment Penalty Period (months)	27	178	15.17%	1,366
Prepayment Terms	14	87	16.09%	1,366
Property Type	15	145	10.34%	1,366
Purpose	0	1,366	0.00%	1,366
Refi Purpose	2	789	0.25%	1,366
Representative FICO	37	1,278	2.90%	1,366
State	14	1,363	1.03%	1,366
Street	13	1,359	0.96%	1,366
Subject Debt Service Coverage Ratio	284	1,241	22.88%	1,366
Total Cash-out	11	55	20.00%	1,366
Zip	10	1,355	0.74%	1,366
Total	1,200	25,178	4.77%	1,366

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,319	96.56%	$249,510,612.00	93.53%
Adjustable	47	3.44%	$17,274,200.00	6.47%
Total	1,366	100.00%	$266,784,812.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,366	100.00%	$266,784,812.00	100.00%
Total	1,366	100.00%	$266,784,812.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	760	55.64%	$145,304,538.00	54.47%
First Time Home Purchase	7	0.51%	$1,037,430.00	0.39%
Other-than-first-time Home Purchase	315	23.06%	$54,252,012.00	20.34%
Rate/Term Refinance - Borrower Initiated	284	20.79%	$66,190,832.00	24.81%
Total	1,366	100.00%	$266,784,812.00	100.00%

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Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	1,366	100.00%	$266,784,812.00	100.00%
Total	1,366	100.00%	$266,784,812.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	846	61.93%	$133,888,774.00	50.19%
Condo, Low Rise	33	2.42%	$7,586,675.00	2.84%
Condo, High Rise	5	0.37%	$3,271,419.00	1.23%
PUD	62	4.54%	$12,596,866.00	4.72%
Townhouse	2	0.15%	$520,240.00	0.20%
1 Family Attached	143	10.47%	$22,991,068.00	8.62%
2 Family	173	12.66%	$37,772,633.00	14.16%
3 Family	34	2.49%	$11,085,675.00	4.16%
4 Family	40	2.93%	$15,737,092.00	5.90%
5-10 Unit Multi-Family	6	0.44%	$4,426,000.00	1.66%
Unavailable	22	1.61%	$16,908,370.00	6.34%
Total	1,366	100.00%	$266,784,812.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	1,366	100.00%	$266,784,812.00	100.00%
Total	1,366	100.00%	$266,784,812.00	100.00%

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